DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES  TWO WORLD TRADE CENTER, NEW YORK,
                                               NEW YORK 10048
LETTER TO THE SHAREHOLDERS MARCH 31, 1997

DEAR SHAREHOLDER:

Once again, we are pleased to report that the most recent twelve-month period has been a rewarding one for global investors, with most developed world equity markets recording double-digit returns. This was the result of a very favorable economic environment in which relatively benign inflation and low interest rates throughout the world's largest markets led to greater earnings growth for companies operating in those countries.

PERFORMANCE AND PORTFOLIO

For the twelve-month period ended March 31, 1997, Dean Witter Global Dividend Growth Securities provided a total return of 12.58 percent compared to 7.68 percent for the Morgan Stanley Capital International World Index (MSCI World Index) and 11.85 percent for the Lipper Global Funds Index. Since inception (June 30, 1993), the Fund's total return was 59.58 percent versus 44.49 percent for the MSCI World Index and 58.62 percent for the Lipper Global Funds Index.

The accompanying chart illustrates the growth of a $10,000 investment in the Fund at inception through the fiscal year ended March 31, 1997, versus similar investments in the MSCI World Index and the Lipper Global Funds Index. We attribute the Fund's continued outperformance to our stringent, proprietary screening processes, which we use consistently in selecting securities for the portfolio.

During the period under review, we made no changes to the Fund's country allocation. The Fund remains fully invested and well diversified, with 122 equity issues spread across the world's twelve largest markets as defined by market capitalization. The United States, the world's largest market, continues to be the Fund's largest target weighting, at approximately 30 percent of total net assets spread among 19 stocks. Although U.S. stocks have experienced large runups, there continue to be attractive long-term investment opportunities, and we remain very

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

optimistic about the long-term growth potential of high-quality U.S. common stocks. Recent U.S. additions to the Fund include Ashland, Inc., Dow Chemical Co. and AT&T Corp.

Japan, the world's second-largest capital market, continues to be a significant component of the Fund, at approximately 25 percent of total net assets. Last year, our bullish outlook for Japanese stocks was driven primarily by attractive valuations in some market sectors, especially the automobile and electronics industries. These industries did indeed enjoy modest share price gains, despite an overall decline in the Nikkei 225 Index of Japanese stocks. These exporters derive much of their revenues from non-Japanese consumers and thus reaped additional earnings growth from the weak yen. That currency's weakness has dramatically enhanced the profitability of the large
Japanese exporters, an area where the
Fund has significant exposure. While
there is still plenty of pessimism
surrounding Japanese stocks in general,
we are finding many world-class
Japanese companies selling at very
attractive prices, which we believe may
offer significant rewards for patient
and disciplined long-term investors.

The Fund's target allocation to Europe
is 33 percent: the United Kingdom (10.0
percent), France (7.5 percent), Germany
(6.5 percent), Italy (4.0 percent), the
Netherlands (3.0 percent) and
Switzerland (2.0 percent). Share prices
of utility stocks in the U.K. have
fallen dramatically on fears that a new
Labor Party government will tighten
regulation of utilities and impose a
"windfall tax" on profits. However
likely these events may be, the current
valuation of utility stocks seems to
overdiscount the actual impact such a
tax would have on longer-term earnings
growth. Consistent with this view, the
Fund initiated two new positions in the
utility industry in the U.K. with
purchases of National Power PLC and
National Grid Group PLC.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

An additional benefit to this strategy is the defensive characteristic that utility stocks have historically possessed.

There are several important reasons why the Fund is currently overweighted in Europe overall. Most significantly, many high-quality European companies are more attractively valued than their U.S. counterparts. In addition, because Europe's business cycle lags that of the U.S., they may be poised for a period of better earnings growth and superior shareholder returns.

One of the most significant long-term developments in Europe is the possibility of economic unification. As Europe moves toward a common currency, to be called the Euro, governments will continue to maintain favorable monetary and fiscal policies in an effort to stimulate economic growth. The Euro should increase efficiency and reduce currency risks for companies in participating countries, thereby increasing their competitive position within the global economy.

European companies are also far behind their U.S. counterparts in both the breadth and magnitude of restructuring through downsizing, spinoffs and mergers, all of which are designed to enhance shareholder returns. With the bulk of these returns yet to be realized, the Fund's strategic overweighting in Europe seems prudent. Recent additions to the Fund's European holdings include Siemens AG and MAN AG in Germany, Compagnie de Saint-Gobain and Lafarge S.A. in France, and KLM Royal Dutch Air Lines NV and Koninklijke Hoogovens NV in the Netherlands. Switzerland remains modestly underweighted (2 percent of net assets versus 3.7 percent for the MSCI World Index), due to a lack of attractive valuations there.

In the Pacific Rim, one of the biggest developments of the second half of this century is about to occur. On July 1, 1997, the island country of Hong Kong will revert back to China after 100 years of British rule. This will be celebrated with much fanfare and perhaps hints of trepidation. The Fund remains optimistic about the success of the transition and is targeting 4 percent of net assets to high-quality companies positioned to benefit from these changes.

Malaysia (1.5 percent of net assets) is the only other market in the Pacific Rim where the Fund is invested. Companies participating in the development of the region's infrastructure continue to offer excellent profit growth potential at reasonable valuations. Our exposure to the resource-oriented markets of Australia (1.5 percent) and Canada (3.0 percent) offers risk reduction through diversification, as well as growth potential in economically stable countries.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

LOOKING AHEAD

We will remain sensitive to any factors that would necessitate changes to the Fund's country allocation. We believe that the long-term outlook for the economies and securities markets of most of the world's major countries is favorable and that the stocks of well-established large-capitalization international companies should perform well over the long term. Consequently, we remain confident, patient and nearly fully invested.

We appreciate your support of Dean Witter Global Dividend Growth Securities and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               COMMON AND PREFERRED STOCKS AND RIGHTS (97.1%)
               AUSTRALIA (1.6%)
               BANKING
    1,910,000  Australia & New Zealand Banking
                 Group, Ltd....................  $      12,122,465
                                                 -----------------
               BUILDING & CONSTRUCTION
    4,720,000  Pioneer International Ltd.......         16,287,311
                                                 -----------------
               MULTI-INDUSTRY
    1,717,000  Southcorp Holdings Ltd..........          5,799,425
                                                 -----------------
               PAPER & FOREST PRODUCTS
    2,360,000  Amcor Ltd.......................         15,200,996
                                                 -----------------
               TOTAL AUSTRALIA.................         49,410,197
                                                 -----------------
               CANADA (2.9%)
               BANKING
      680,000  Toronto Dominion Bank...........         17,135,018
                                                 -----------------
               NATURAL GAS
      960,000  TransCanada Pipelines Ltd.......         17,432,491
                                                 -----------------
               OIL RELATED
      399,600  Imperial Oil Ltd................         18,551,827
      605,600  IPL Energy, Inc.................         17,446,527
                                                 -----------------
                                                        35,998,354
                                                 -----------------
               TELECOMMUNICATIONS
      376,000  BCE, Inc........................         17,266,137
                                                 -----------------
               TOTAL CANADA....................         87,832,000
                                                 -----------------

               FRANCE (7.6%)
               BANKING
      161,000  Societe Generale................         18,763,372
                                                 -----------------
               BUILDING MATERIALS
      125,000  Compagnie de Saint-Gobain.......         18,862,912
      290,000  Lafarge S.A.....................         20,021,608
                                                 -----------------
                                                        38,884,520
                                                 -----------------
               FINANCIAL SERVICES
       40,135  Societe Eurafrance S.A..........         18,823,500
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               FOODS & BEVERAGES
      119,000  Eridania Beghin-Say S.A.........  $      18,653,029
                                                 -----------------
               MULTI-INDUSTRY
       65,000  Compagnie Generale d'Industrie
                 et de Participations..........         19,916,755
       74,800  Saint-Louis.....................         19,064,329
      286,943  Worms et Compagnie..............         18,539,994
                                                 -----------------
                                                        57,521,078
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
      192,200  Elf Aquitaine S.A...............         19,642,118
      231,000  Total S.A. (B Shares)...........         19,920,988
                                                 -----------------
                                                        39,563,106
                                                 -----------------
               TELECOMMUNICATIONS
      163,000  Alcatel Alsthom.................         19,573,858
                                                 -----------------
               TELEVISION
      198,000  Societe Television Francaise
                 1.............................         19,743,890
                                                 -----------------

               TOTAL FRANCE....................        231,526,353
                                                 -----------------

               GERMANY (6.7%)
               BANKING
      271,000  Deutsche Bank
                 Aktiengesellschaft............         15,187,645
                                                 -----------------
               BUILDING & CONSTRUCTION
      375,500  Bilfinger & Berger Bau AG.......         14,634,527
                                                 -----------------
               CHEMICALS
      386,000  BASF AG.........................         14,513,876
      356,000  Bayer AG........................         14,745,688
                                                 -----------------
                                                        29,259,564
                                                 -----------------
               ELECTRICAL EQUIPMENT
      270,000  Siemens AG......................         14,487,019
                                                 -----------------
               MACHINERY - DIVERSIFIED
       51,500  MAN AG..........................         14,723,068
                                                 -----------------
               MULTI-INDUSTRY
       53,200  Preussag AG.....................         14,320,024
      334,000  RWE AG..........................         14,841,122
       31,400  Viag AG.........................         14,767,651
                                                 -----------------
                                                        43,928,797
                                                 -----------------
               RETAIL - DEPARTMENT STORES
       42,100  Karstadt AG.....................         14,410,236
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               RETAIL - SPECIALTY
      317,000  Douglas Holding AG..............  $      11,711,310
                                                 -----------------
               STEEL & IRON
       65,000  Thyssen AG......................         14,606,088
                                                 -----------------
               TEXTILES - APPAREL
       11,540  Hugo Boss AG (Pref.)............         15,703,492
                                                 -----------------
               UTILITIES - ELECTRIC
      255,000  Veba AG.........................         14,374,664
                                                 -----------------
               TOTAL GERMANY...................        203,026,410
                                                 -----------------
               HONG KONG (3.9%)
               BANKING
    1,000,000  HSBC Holdings PLC...............         23,230,003
                                                 -----------------
               CONGLOMERATES
    3,195,000  Swire Pacific Ltd. (Class A)....         25,152,286
                                                 -----------------
               REAL ESTATE
    2,700,000  Cheung Kong (Holdings) Ltd......         23,781,715
                                                 -----------------
               TELECOMMUNICATIONS
   13,390,000  Hong Kong Telecommunications
                 Ltd...........................         22,896,717
                                                 -----------------
               UTILITIES - ELECTRIC
    6,793,000  Hong Kong Electric Holdings
                 Ltd...........................         23,977,047
                                                 -----------------

               TOTAL HONG KONG.................        119,037,768
                                                 -----------------
               ITALY (4.0%)
               FINANCIAL SERVICES
    2,860,000  Istituto Mobiliare Italiano
                 SpA...........................         24,734,904
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
    4,700,000  Ente Nazionale Idrocarburi
                 SpA...........................         23,766,408
                                                 -----------------
               TELECOMMUNICATIONS
    3,871,000  Sirti SpA.......................         23,870,397
   11,550,000  Telecom Italia SpA..............         24,498,956
                                                 -----------------
                                                        48,369,353
                                                 -----------------
               TEXTILES - APPAREL
    2,089,500  Benetton Group SpA..............         25,869,406
                                                 -----------------

               TOTAL ITALY.....................        122,740,071
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------

               JAPAN (25.2%)
               AUTOMOTIVE
    1,280,000  Honda Motor Co..................  $      38,158,022
    1,548,000  Toyota Motor Corp...............         39,143,965
                                                 -----------------
                                                        77,301,987
                                                 -----------------
               BREWERS
    4,615,000  Kirin Brewery Co., Ltd..........         38,029,569
                                                 -----------------
               BUILDING MATERIALS
    3,845,000  Sekisui House Ltd...............         37,586,444
                                                 -----------------
               COMPUTER SERVICES
    2,572,000  NCR Japan Ltd...................         19,635,967
                                                 -----------------
               ELECTRONICS & ELECTRICAL
    4,385,000  Hitachi, Ltd....................         38,968,331
      675,000  Kyocera Corp....................         38,281,629
    2,445,000  Matsushita Electric Industrial
                 Co., Ltd......................         38,122,879
    4,182,000  Matsushita Electric Works.......         38,177,896
    3,352,000  NEC Corp........................         37,912,425
    3,178,000  Sharp Corp......................         37,741,638
      545,000  Sony Corp.......................         38,085,717
      558,000  TDK Corp........................         38,317,984
                                                 -----------------
                                                       305,608,499
                                                 -----------------
               ENTERTAINMENT & LEISURE TIME
    2,341,000  Mizuno Corp.....................         13,049,685
      519,000  Nintendo Corp., Ltd.............         37,107,368
                                                 -----------------
                                                        50,157,053
                                                 -----------------
               FOODS & BEVERAGES
    1,018,000  House Food Industry.............         12,829,860
    3,407,000  Snow Brand Milk Products........         16,459,735
                                                 -----------------
                                                        29,289,595
                                                 -----------------
               MACHINERY
    6,810,000  Mitsubishi Electric Corp........         38,236,791
    5,505,000  Mitsubishi Heavy Industries,
                 Ltd...........................         35,801,624
                                                 -----------------
                                                        74,038,415
                                                 -----------------
               PHARMACEUTICALS
    1,609,000  Taisho Pharmaceutical Co.,
                 Ltd...........................         37,566,731
    1,775,000  Takeda Chemical Industries......         37,140,491
                                                 -----------------
                                                        74,707,222
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               TOBACCO
        3,085  Japan Tobacco, Inc..............  $      20,486,912
                                                 -----------------
               TRANSPORTATION
    3,870,000  Yamato Transport Co., Ltd.......         38,143,480
                                                 -----------------
               TOTAL JAPAN.....................        764,985,143
                                                 -----------------
               MALAYSIA (1.5%)
               BANKING
    1,669,000  AMMB Holdings Berhad............         13,870,179
    1,669,000  AMMB Holdings Berhad - Bond
                 Rights*.......................            215,459
    1,669,000  AMMB Holdings Berhad - Loan
                 Stock Rights*.................            161,594
                                                 -----------------
                                                        14,247,232
                                                 -----------------
               BUILDING & CONSTRUCTION
    1,717,000  United Engineers Malaysia
                 Berhad........................         14,961,756
                                                 -----------------
               CONGLOMERATES
    4,077,000  Sime Darby Berhad...............         14,884,965
                                                 -----------------

               TOTAL MALAYSIA..................         44,093,953
                                                 -----------------

               NETHERLANDS (3.0%)
               BANKING
      166,000  ABN-AMRO Holding NV.............         11,400,128
                                                 -----------------
               CHEMICALS
      113,000  DSM NV..........................         11,393,846
                                                 -----------------
               ELECTRICAL EQUIPMENT
      246,100  Philips Electronics NV..........         11,463,879
                                                 -----------------
               INSURANCE
      295,000  Fortis Amev NV..................         11,480,249
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
       63,000  Royal Dutch Petroleum Co........         11,423,445
                                                 -----------------
               STEEL
      219,000  Koninklijke Hoogovens NV........         10,819,421
                                                 -----------------
               TELECOMMUNICATIONS
      298,000  Koninklijke PTT Nederland NV....         11,025,873
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               TEXTILES
       33,000  Gamma Holding NV................  $       1,871,007
                                                 -----------------
               TRANSPORTATION
      354,000  KLM Royal Dutch Air Lines NV....         10,553,663
                                                 -----------------

               TOTAL NETHERLANDS...............         91,431,511
                                                 -----------------

               SWITZERLAND (2.1%)
               BANKING
       99,100  Swiss Bank Corp.................         21,045,062
                                                 -----------------
               FOODS & BEVERAGES
       17,900  Nestle AG.......................         20,829,765
                                                 -----------------
               HEALTH & PERSONAL CARE
       17,193  Novartis AG-Bearer..............         21,289,399
                                                 -----------------

               TOTAL SWITZERLAND...............         63,164,226
                                                 -----------------

               UNITED KINGDOM (10.2%)
               BANKING
    1,110,000  Hambros PLC.....................          4,290,905
    1,662,000  National Westminster Bank PLC...         18,879,539
    2,250,000  Royal Bank of Scotland Group
                 PLC...........................         19,791,135
                                                 -----------------
                                                        42,961,579
                                                 -----------------
               BREWERS
    1,405,000  Bass PLC........................         18,721,808
                                                 -----------------
               ENERGY
      706,100  Energy Group PLC*...............          5,875,486
                                                 -----------------
               FOODS & BEVERAGES
    5,050,000  Hazlewood Foods PLC.............          9,512,685
    6,232,000  Hillsdown Holdings PLC..........         19,599,391
                                                 -----------------
                                                        29,112,076
                                                 -----------------
               LEISURE
    2,610,000  Rank Group PLC..................         18,126,763
                                                 -----------------
               MULTI-INDUSTRY
      882,625  Hanson PLC......................          4,149,273
                                                 -----------------
               NATURAL GAS
    7,245,000  BG PLC..........................         19,225,042
                                                 -----------------
               RETAIL - MERCHANDISING
    3,465,000  Tesco PLC.......................         19,864,845
                                                 -----------------
               STEEL & IRON
    7,473,000  British Steel PLC...............         19,952,461
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               TELECOMMUNICATIONS
    2,627,000  British Telecommunications
                 PLC...........................  $      19,191,496
                                                 -----------------
               TOBACCO
    2,330,000  B.A.T. Industries PLC...........         19,731,512
                                                 -----------------
               UTILITIES - ELECTRIC
    4,445,000  National Grid Group PLC.........         15,217,102
    2,375,000  National Power PLC..............         18,984,420
    3,305,000  Scottish Hydro-Electric PLC.....         19,488,924
                                                 -----------------
                                                        53,690,446
                                                 -----------------
               UTILITIES - WATER
    1,430,000  Hyder PLC.......................         18,457,639
    1,350,000  Hyder PLC (Pref.)...............          2,305,280
    1,620,000  Severn Trent PLC................         18,389,171
                                                 -----------------
                                                        39,152,090
                                                 -----------------

               TOTAL UNITED KINGDOM............        309,754,877
                                                 -----------------
               UNITED STATES (28.4%)
               AEROSPACE & DEFENSE
      605,000  Northrop Grumman Corp...........         45,753,125
                                                 -----------------
               AUTOMOTIVE
    1,465,000  Ford Motor Co...................         45,964,375
                                                 -----------------
               BANKING
      448,000  BankAmerica Corp................         45,136,000
      927,000  KeyCorp.........................         45,191,250
                                                 -----------------
                                                        90,327,250
                                                 -----------------
               CHEMICALS
      559,000  Dow Chemical Co.................         44,720,000
                                                 -----------------
               COMPUTERS
      337,000  International Business Machines
                 Corp..........................         46,295,375
                                                 -----------------
               CONGLOMERATES
      547,000  Minnesota Mining & Manufacturing
                 Co............................         46,221,500
    1,185,000  Tenneco, Inc....................         46,215,000
                                                 -----------------
                                                        92,436,500
                                                 -----------------
               HEALTH & PERSONAL CARE
      719,000  Bristol-Myers Squibb Co.........         42,421,000
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               MACHINERY - DIVERSIFIED
    1,053,000  Deere & Co......................  $      45,805,500
                                                 -----------------
               METALS & MINING
      628,000  Phelps Dodge Corp...............         45,922,500
                                                 -----------------
               OIL - DOMESTIC
    1,130,300  Ashland, Inc....................         45,494,575
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
      667,000  Chevron Corp....................         46,439,875
                                                 -----------------
               PAPER & FOREST PRODUCTS
    1,130,000  International Paper Co..........         43,928,750
                                                 -----------------
               RETAIL - MERCHANDISING
    1,080,700  Dayton-Hudson Corp..............         45,119,225
                                                 -----------------
               TELECOMMUNICATIONS
      995,000  Sprint Corp.....................         45,272,500
                                                 -----------------
               TELEPHONES
    1,305,100  AT&T Corp.......................         45,352,225
                                                 -----------------
               TIRE & RUBBER GOODS
      881,000  Goodyear Tire & Rubber Co.......         46,032,250
                                                 -----------------
               TOBACCO
      398,000  Philip Morris Companies, Inc....         45,421,750
                                                 -----------------

               TOTAL UNITED STATES.............        862,706,775
                                                 -----------------

               TOTAL COMMON AND PREFERRED
               STOCKS AND RIGHTS
               (IDENTIFIED COST
               $2,622,439,364).................      2,949,709,284
                                                 -----------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
               SHORT-TERM INVESTMENTS (a) (3.5%)
               COMMERCIAL PAPER (1.6%)
               FINANCE - CONSUMER (0.8%)
$      25,000  American Express Credit Corp.
                 5.38% due 04/02/97............         24,996,264
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                            VALUE
------------------------------------------------------------------
               FINANCE - DIVERSIFIED (0.8%)
$      25,000  General Electric Capital Corp.
                 5.60% due 04/04/97............  $      24,988,333
                                                 -----------------

               TOTAL COMMERCIAL PAPER
               (AMORTIZED COST $49,984,597)....         49,984,597
                                                 -----------------
               U.S. GOVERNMENT AGENCY (1.9%)
       56,500  Federal Home Loan Mortgage Corp.
                 6.50% due 04/01/97 (Amortized
                 Cost $56,500,000).............         56,500,000
                                                 -----------------

               TOTAL SHORT-TERM INVESTMENTS
               (AMORTIZED COST $106,484,597)...        106,484,597
                                                 -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST $2,728,923,961) (B).....  100.6%    3,056,193,881

LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS...................................   (0.6)      (17,702,793)
                                           ------   --------------

NET ASSETS...............................  100.0%   $3,038,491,088
                                           ------   --------------
                                           ------   --------------

---------------------
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $440,444,453 and the aggregate gross unrealized depreciation is $113,174,533, resulting in net unrealized appreciation of $327,269,920.

           FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MARCH 31, 1997:

                                                    UNREALIZED
   CONTRACTS TO             IN          DELIVERY   APPRECIATION
     DELIVER           EXCHANGE FOR       DATE    (DEPRECIATION)
-----------------------------------------------------------------
$        3,648,730  AUD      4,632,131  04/01/97      $(10,191)
$        2,470,327  L        1,528,857  04/01/97        33,941
ITL  2,693,679,645  $        1,594,790  04/01/97       (12,418)
$          700,510  Y       86,548,000  04/01/97        (1,302)
$        6,141,677  Y      759,786,850  04/01/97        (3,473)
NLG      2,630,362  $        1,379,609  04/01/97       (20,712)
$        1,732,535  AUD      2,213,113  04/02/97         5,865
L           421,231 $          680,751  04/02/97        (9,225)
ITL  3,254,333,622  $        1,930,095  04/02/97       (11,631)
$        3,167,433  Y      391,336,307  04/02/97        (5,886)
NLG      4,012,432  $        2,118,496  04/02/97       (17,594)
AUD         846,759 $          663,012  04/03/97        (2,117)
$          763,757  CAD      1,054,749  04/03/97        (2,206)
$        1,148,106  Y      141,827,880  04/03/97        (2,300)
$        3,922,763  NLG      7,392,055  04/03/97        12,530
AUD      1,115,612  $          871,460  04/04/97        (4,853)
$        1,765,997  ITL  2,956,543,100  04/04/97        (1,949)
AUD      3,755,871  $        2,941,035  04/07/97        (9,202)
DEM      1,257,390  $          749,786  04/07/97          (671)
L            24,058 $           39,249  04/07/97          (158)
FRF      5,835,183  $        1,034,423  04/30/97           916
$        1,274,013  FRF      7,236,650  04/30/97         7,717
                                                  ---------------
   Net unrealized depreciation..................      $(54,919)
                                                  ---------------
                                                  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
SUMMARY OF INVESTMENTS MARCH 31, 1997

                                                          PERCENT OF
INDUSTRY                                      VALUE       NET ASSETS
--------------------------------------------------------------------
Aerospace & Defense.....................  $   45,753,125      1.5%
Automotive..............................     123,266,362      4.1
Banking.................................     266,419,754      8.8
Brewers.................................      56,751,377      1.9
Building & Construction.................      45,883,594      1.5
Building Materials......................      76,470,964      2.5
Chemicals...............................      85,373,410      2.8
Computer Services.......................      19,635,967      0.6
Computers...............................      46,295,375      1.5
Conglomerates...........................     132,473,751      4.4
Electrical Equipment....................      25,950,898      0.9
Electronics & Electrical................     305,608,499     10.1
Energy..................................       5,875,486      0.2
Entertainment & Leisure Time............      50,157,053      1.6
Finance - Consumer......................      24,996,264      0.8
Finance - Diversified...................      24,988,333      0.8
Financial Services......................      43,558,404      1.4
Foods & Beverages.......................      97,884,465      3.2
Health & Personal Care..................      63,710,399      2.1
Insurance...............................      11,480,249      0.4
Leisure.................................      18,126,763      0.6
Machinery...............................      74,038,415      2.4
Machinery - Diversified.................      60,528,568      2.0
Metals & Mining.........................      45,922,500      1.5
Multi-Industry..........................     111,398,573      3.7
Natural Gas.............................      36,657,533      1.2
Oil - Domestic..........................      45,494,575      1.5
Oil Integrated - International..........     121,192,834      4.0
Oil Related.............................      35,998,354      1.2

                                                          PERCENT OF
INDUSTRY                                      VALUE       NET ASSETS
--------------------------------------------------------------------
Paper & Forest Products.................  $   59,129,746      1.9%
Pharmaceuticals.........................      74,707,222      2.5
Real Estate.............................      23,781,715      0.8
Retail - Department Stores..............      14,410,236      0.5
Retail - Merchandising..................      64,984,070      2.1
Retail - Specialty......................      11,711,310      0.4
Steel...................................      10,819,421      0.4
Steel & Iron............................      34,558,549      1.1
Telecommunications......................     183,595,934      6.0
Telephones..............................      45,352,225      1.5
Television..............................      19,743,890      0.6
Textiles................................       1,871,007      0.1
Textiles - Apparel......................      41,572,898      1.4
Tire & Rubber Goods.....................      46,032,250      1.5
Tobacco.................................      85,640,174      2.8
Transportation..........................      48,697,143      1.6
U.S. Government Agency..................      56,500,000      1.9
Utilities - Electric....................      92,042,157      3.0
Utilities - Water.......................      39,152,090      1.3
                                          --------------    -----
                                          $3,056,193,881    100.6%
                                          --------------    -----
                                          --------------    -----

                                                          PERCENT OF
TYPE OF INVESTMENT                            VALUE       NET ASSETS
--------------------------------------------------------------------
Common Stocks...........................  $2,931,323,459     96.5%
Preferred Stocks........................      18,008,772      0.6
Rights..................................         377,053      0.0
Short-Term Investments..................     106,484,597      3.5
                                          --------------    -----
                                          $3,056,193,881    100.6%
                                          --------------    -----
                                          --------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $2,728,923,961)..........................  $3,056,193,881
Cash........................................................         829,422
Receivable for:
    Investments sold........................................      30,669,387
    Dividends...............................................       8,912,805
    Shares of beneficial interest sold......................       7,093,490
    Foreign withholding taxes reclaimed.....................       2,550,241
    Interest................................................          29,191
Deferred organizational expenses............................          45,054
Prepaid expenses and other assets...........................          37,907
                                                              --------------

     TOTAL ASSETS...........................................   3,106,361,378
                                                              --------------

LIABILITIES:
Payable for:
    Investments purchased...................................      59,929,183
    Shares of beneficial interest repurchased...............       2,632,036
    Plan of distribution fee................................       2,145,495
    Investment management fee...............................       1,848,077
Accrued expenses and other payables.........................       1,315,499
                                                              --------------

     TOTAL LIABILITIES......................................      67,870,290
                                                              --------------

NET ASSETS:
Paid-in-capital.............................................   2,576,452,218
Net unrealized appreciation.................................     327,055,942
Accumulated undistributed net investment income.............          15,457
Accumulated undistributed net realized gain.................     134,967,471
                                                              --------------

     NET ASSETS.............................................  $3,038,491,088
                                                              --------------
                                                              --------------

NET ASSET VALUE PER SHARE,
  228,383,365 SHARES OUTSTANDING (UNLIMITED SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                      $13.30
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $7,080,281 foreign withholding tax).......  $ 70,324,634
Interest....................................................     2,749,027
                                                              ------------

     TOTAL INCOME...........................................    73,073,661
                                                              ------------

EXPENSES
Plan of distribution fee....................................    22,941,076
Investment management fee...................................    19,649,426
Transfer agent fees and expenses............................     3,068,550
Custodian fees..............................................     1,551,559
Registration fees...........................................       246,886
Shareholder reports and notices.............................       179,893
Professional fees...........................................        73,525
Organizational expenses.....................................        36,058
Trustees' fees and expenses.................................        21,108
Other.......................................................        38,946
                                                              ------------

     TOTAL EXPENSES.........................................    47,807,027
                                                              ------------

     NET INVESTMENT INCOME..................................    25,266,634
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................   255,839,635
    Foreign exchange transactions...........................      (251,928)
                                                              ------------

     NET GAIN...............................................   255,587,707
                                                              ------------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................    39,226,407
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................       (40,049)
                                                              ------------

     NET APPRECIATION.......................................    39,186,358
                                                              ------------

     NET GAIN...............................................   294,774,065
                                                              ------------

NET INCREASE................................................  $320,040,699
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR    FOR THE YEAR
                                                                  ENDED           ENDED
                                                              MARCH 31,1997   MARCH 31, 1996
--------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................  $   25,266,634  $   22,314,052
Net realized gain...........................................     255,587,707     127,041,313
Net change in unrealized appreciation.......................      39,186,358     215,212,383
                                                              --------------  --------------

     NET INCREASE...........................................     320,040,699     364,567,748
                                                              --------------  --------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (27,883,886)    (25,446,868)
Net realized gain...........................................    (201,225,779)    (83,961,762)
                                                              --------------  --------------

     TOTAL..................................................    (229,109,665)   (109,408,630)
                                                              --------------  --------------
Net increase from transactions in shares of beneficial
  interest..................................................     513,559,240     324,894,923
                                                              --------------  --------------

     NET INCREASE...........................................     604,490,274     580,054,041

NET ASSETS:
Beginning of period.........................................   2,434,000,814   1,853,946,773
                                                              --------------  --------------

  END OF PERIOD
 (INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
 OF $15,457 AND DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
 OF $2,223,051, RESPECTIVELY)...............................  $3,038,491,088  $2,434,000,814
                                                              --------------  --------------
                                                              --------------  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Dividend Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. The Fund was organized as a Massachusetts business trust on January 12, 1993 and commenced operations on June 30, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American, or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $180,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.75% to the portion of daily net assets not exceeding $1 billion; 0.725% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.70% to the portion of daily net assets exceeding $1.5 billion. Effective May 1, 1996, the Agreement was amended to reduce the annual fee to 0.675% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion. Effective May 1, 1997, the Agreement was again amended to reduce the annual fee to 0.65% to the portion of daily net assets in excess of $3.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $69,361,411 at March 31, 1997.

The Distributor has informed the Fund that for the year ended March 31, 1997, it received approximately $3,917,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $1,323,786,773 and $1,079,499,286, respectively.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

For the year ended March 31, 1997, the Fund incurred brokerage commissions of $169,351 with DWR for portfolio transactions executed on behalf of the Fund. At March 31, 1997, included in the Fund's payable for investments purchased and receivable for investments sold were unsettled trades with DWR of $1,187,200 and $1,423,578, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $527,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,263. At March 31, 1997, the Fund had an accrued pension liability of $28,923 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          MARCH 31, 1997                MARCH 31, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   51,442,695   $  677,741,563    46,573,003   $566,276,970
Reinvestment of dividends and distributions......................   16,426,517      213,686,419     8,465,778    101,615,413
                                                                   -----------   --------------   -----------   ------------
                                                                    67,869,212      891,427,982    55,038,781    667,892,383
Repurchased......................................................  (28,703,758)    (377,868,742)  (28,302,433)  (342,997,460)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................   39,165,454   $  513,559,240    26,736,348   $324,894,923
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $1,000 during fiscal 1997.

As of March 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences primarily attributable to tax adjustments on

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

PFICs sold by the Fund. To reflect reclassifications arising from permanent book/tax differences for the year ended March 31, 1997, accumulated undistributed net realized gain was charged $4,855,760 and accumulated undistributed net investment income was credited $4,855,760.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE
                                                                      PERIOD
                                                                     JUNE 30,
                                                                       1993*
                                      FOR THE YEAR ENDED MARCH 31     THROUGH
                                    -------------------------------  MARCH 31,
                                      1997       1996       1995       1994
------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................ $  12.86   $  11.41   $  10.81   $  10.00
                                    ---------  ---------  ---------  ---------

Net investment income..............     0.12       0.13       0.14       0.05
Net realized and unrealized gain...     1.44       1.96       0.88       0.84
                                    ---------  ---------  ---------  ---------

Total from investment operations...     1.56       2.09       1.02       0.89
                                    ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    (0.13)     (0.15)     (0.14)     (0.05)
   Net realized gain...............    (0.99)     (0.49)     (0.28)     (0.03)
                                    ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (1.12)     (0.64)     (0.42)     (0.08)
                                    ---------  ---------  ---------  ---------

Net asset value, end of period..... $  13.30   $  12.86   $  11.41   $  10.81
                                    ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........    12.58%     18.77%      9.60%      8.89%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.75%      1.85%      1.97%      2.03%(2)

Net investment income..............     0.93%      1.05%      1.22%      0.66%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions..........................    $3,038     $2,434     $1,854     $1,121

Portfolio turnover rate............       40%        40%        32%        21%(1)

Average commission rate paid.......  $0.0289    $0.0311      --         --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Dividend Growth Securities (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 30, 1993 (commencement of operations) through March 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MAY 16, 1997

--------------------------------------------------------------------------------
                      1997 FEDERAL TAX NOTICE (UNAUDITED)
       During the year ended March 31, 1997, the Fund paid to shareholders $0.85 per share from long-term capital gains. For such period, 36.38% of the ordinary dividends qualified for the dividends received deduction available to corporations. For the year ended March 31, 1997, the Fund has elected, pursuant to
       Section 853 of the Internal Revenue Code, to pass-through foreign taxes of $0.03 per share to its shareholders. The Fund generated net foreign source income of $0.09 per share with respect to this election.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES


[GRAPHIC]


ANNUAL REPORT
MARCH 31, 1997

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

                                  GROWTH OF $10,000

  DATE                      TOTAL              MSCI               LIPPER

June 30, 1993              $10000            $10000               $10000
March 31, 1994             $10889            $10572               $11687
March 31, 1995             $11935            $11364               $11695
March 31, 1996             $14175            $13418               $14182
March 31, 1997             $15758 (3)        $14449               $15862


                           AVERAGE ANNUAL TOTAL RETURNS

                            1 year       LIFE OF FUND

                           12.58 (1)      13.27 (1)

                            7.58 (2)      12.89 (2)


               ___ Fund  ___ MSCI WORLD IX (4)  ___ LIPPER (5)

Past performance is not predictive of future returns.
________________________________________
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes the deduction of the maximum applicable contingent deferred sales charge (CDSC) (One year-5%, since inception 2%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on March 31, 1997.

(4) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Global Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the
     Lipper Global Funds objective.   The Index, which is adjusted for
     capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.